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                        CLAREMONT TECHNOLOGY GROUP, INC.

                       Consent of Independent Accountants
                       ----------------------------------

                               Dated May 30, 1997





The Board of Directors
Claremont Technology Group, Inc.:


We consent to the use of our report incorporated herein by reference.


                                       /s/ KPMG Peat Marwick LLP
                                       KPMG PEAT MARWICK LLP


Portland, Oregon
May 30, 1997